(Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[_]  Soliciting Material Under Rule 14a-12
[_]  Confidential, For Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                 TVI CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. 1) Title of each class of securities to which transaction applies:

                                       N/A
--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

                                      N/A
--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

                                       N/A
--------------------------------------------------------------------------------
5)   Total fee paid:
                                       N/A
--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials:

                                       N/A
--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid: N/A
--------------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.: N/A

--------------------------------------------------------------------------------
     3)   Filing Party:  N/A

--------------------------------------------------------------------------------
     4)   Date Filed:  N/A

--------------------------------------------------------------------------------

                                 TVI Corporation
                            7100 Holladay Tyler Road
                           Glenn Dale, Maryland 20769

                                   May 3, 2002

Dear Stockholders:

     It is my pleasure to invite you to the 2002 Annual Meeting of Stockholders of TVI Corporation to be held on Wednesday, June 5, 2002 at 1:00 p.m., Eastern Daylight Time, at the Company's headquarters located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769.

     At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company's financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on your Company and its activities. You will also have an opportunity to meet your directors and other executives of the Company.

     As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors and consideration of any other business matters properly brought before the Annual Meeting. The Company's Annual Report on SEC Form 10-KSB for the fiscal year ended December 31, 2001, including the financial statements, is also enclosed.

     Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. I therefore urge you to complete, sign, date and return your proxy promptly in the enclosed envelope. Your return of a proxy in advance will not affect your right to vote in person at the Annual Meeting.

     I hope that you will attend the 2002 Annual Meeting. The officers and directors of the Company look forward to seeing you at that time.

                                Very truly yours,


                                Richard V. Priddy, President and CEO

                                 TVI CORPORATION
              7100 Holladay Tyler Road, Glenn Dale, Maryland 20769
                   Telephone: 301-352-8800; Fax: 301-352-8818
                 -----------------------------------------------

                           NOTICE OF ANNUAL MEETING OF
                         STOCKHOLDERS OF TVI CORPORATION
                           TO BE HELD ON JUNE 5, 2002
                 -----------------------------------------------

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of TVI Corporation (the "Company") will be held at 1:00 p.m. (EDT) on Wednesday, June 5, 2002 at the Company's offices located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769. The stockholders will consider and act upon the following proposals:

     1. to elect five (5) directors to serve until the next annual meeting and until their successors have been elected and qualified.
     2. to ratify the appointment of Gilliland & Associates, P.C. as auditors of the Company's financial statements for the year ending December 31, 2001.
     3. to transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     You are cordially invited to attend the Annual Meeting. Please carefully read the attached Proxy Statement for additional information regarding the matters to be considered and acted upon at the Annual Meeting.

     The approximate date on which the attached Proxy Statement and form of Proxy was first sent or given to Company stockholders is May 7, 2002.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. No postage need be affixed to the return envelope if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote in person by ballot.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              ----------------------------------
                                              Stephen A. Day, Secretary

Glenn Dale, Maryland
May 3, 2002

                                 TVI CORPORATION


                                 PROXY STATEMENT



                       FOR THE 2002 ANNUAL MEETING OF THE
                         STOCKHOLDERS OF TVI CORPORATION

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy Card are being furnished in connection with the solicitation by the Board of Directors of TVI Corporation (the "Company") to be held at 1:00 p.m., EDT, on Wednesday, June 5, 2002 at the Company's offices at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769, and at any or all adjournments thereof with respect to the matters referred to in the accompanying notice.

VOTING SECURITIES AND RECORD DATE

     The Company's Common Stock is the only outstanding class of Company voting securities. The Board of Directors has fixed 5:00 p.m., EDT, on May 1, 2002 (the "Record Date") for determination of Stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 25,271,036 shares of Company Common Stock issued, outstanding and entitled to vote.

VOTING RIGHTS AND SOLICITATION OF PROXIES

     Eligible stockholders of record may vote at the Annual Meeting in person or by means of the enclosed Proxy Card. You may specify your voting choices by marking the appropriate boxes on the Proxy Card. The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to or at the Annual Meeting, will be voted in accordance with the instructions specified thereon. If you properly sign and return your Proxy Card, but do not specify your choices, your shares will be voted by the proxy holders as recommended by the Board of Directors.

     The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is voted at the Annual Meeting by giving written notice of revocation to the Secretary of the Company, by submission of a proxy bearing a later date or by attending the Annual Meeting in person and casting a ballot.

     The proxy holders, Stephen A. Day and Richard V. Priddy will vote all shares of Common Stock represented by Proxy Cards that are properly signed and returned by stockholders. The Proxy Card also authorizes the proxy holders to vote the shares represented with respect to any matters not known at the time this Proxy Statement was printed that may properly be presented for consideration at the Annual Meeting. YOU MUST RETURN A SIGNED PROXY CARD IF YOU WANT THE PROXY HOLDERS TO VOTE YOUR SHARES OF COMMON STOCK.

     The cost of soliciting proxies will be borne by the Company. Following the mailing of proxy solicitation materials, proxies may be solicited by directors, officers and employees of the Company and its subsidiaries personally, by telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation. In addition, the Company will reimburse brokers, custodians, nominees and other persons holding shares of Common Stock for others for their reasonable expenses in sending proxy materials to the beneficial owners of such shares and in obtaining their proxies.

QUORUM AND MAJORITY

     The presence in person or by proxy of holders of record of at least one-half of the shares outstanding as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as directors named in Proposal One must receive a plurality of the eligible votes cast at the Annual Meeting with respect to Proposal One. The approval of Proposal Two and any other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on each specific matter. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

PROPOSAL ONE:  ELECTION OF DIRECTORS

GENERAL

     The Amended and Restated By-Laws of the Company (the "By-Laws") provide that the Company's business shall be managed under the direction of a Board of Directors, with the number of directors to be no more than ten members, with the actual number to be established by resolution of the Board of Directors. The Board of Directors has fixed the number of directors which are to be elected at the Annual Meeting at five (5). Director candidates are nominated by the Board of Directors and current management has nominated the five (5) individuals for election or re-election to the board discussed below.

VOTE REQUIRED

     The five (5) nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Maryland law.

     Each of the five (5) nominees for election has consented to being named as a nominee for director of the Company and has agreed to serve if elected. In the event that either nominee should become unavailable or unable to serve as a director, the persons named as proxies on the Proxy Card will vote for the person(s) the Board of Directors recommends. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the five (5) nominees named below. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

     Any vacancy that exists or occurs during the year may be filled by a majority vote of the Board of Directors without any further stockholder action. The vacancy may be filled for the remainder of the term, which is until the next annual meeting. There is no reason to believe that any nominees will be unable to serve if elected, and to the knowledge of management all nominees intend to serve the entire term for which election is sought.

     Management has nominated and recommends for election to the TVI Board of Directors the following five (5) persons:

Nominees                Age        Director Since/Position with Company
--------                ---        ------------------------------------
Joseph J. Borkoski      52         2/11/99           Director
Stephen A. Day          52         6/5/01            Director and Secretary
Joseph J. Duffy         57         2/11/99           Director
Mark N. Hammond         43         7/20/96           Director and Treasurer
Richard V. Priddy       52         2/19/02           Director, President and CEO

     Joseph J. Borkoski Mr. Borkoski has held several executive positions which included managerial, business development, and merger/acquisition roles. Previous employers include Diversified International Sciences Corp. and ManTech International. He has an engineering degree from the University of Maryland and advanced degrees from the Wharton School of Business and the University of Southern California. He has specific expertise in business development and marketing, and is a member of the business faculty of Anne Arundel Community College. He is currently the President of Regal Decision Systems, Inc.

     Stephen A. Day Mr. Day is a consultant and entrepreneur specializing in firms that serve federal, state and international markets. For the past four years, he has focused on Domestic Preparedness matters, working with FEMA, the FBI and the National Guard. For the five years prior to this he was involved in international trade and consulting, including trade development with China. Mr. Day served as a peace negotiator in Bosnia and Croatia at the invitation of the Government of Croatia. He has also worked with the United Methodist Church developing support programs, and with a private corporation engaged in residential and commercial development. He has a degree in Business Administration from the University of Tennessee, and serves as Chairman and CEO of the Day Technology Group.

     Joseph J. Duffy Mr. Duffy has held executive positions in several major firms in both CEO and CFO roles. Past employers include Eastmet Corporation, McCulloch Corporation, Vision Hardware Corp., and Woodbrook Capital. He holds a degree in accounting from LaSalle University. He has been active in turnaround management for over fifteen years, serving in major roles in several corporate restructurings, revitalizations or bankruptcy reorganizations. He serves as a director and advisor on a number of boards. He is currently the CEO of Duffy Consulting Group, LLC.

     Mark N. Hammond Mr. Hammond is currently the Chief Financial Officer of the National Soft Drink Association. He has previously held various financial management positions with the Association. He is a Certified Public Accountant and has 24 years public accounting experience. He has a BS in Accounting and is a member of several professional accountant associations.

     Richard V. Priddy Mr. Priddy was named Company President and CEO in February 2002. Mr. Priddy has an extensive background in operations and government contracting. With experience at ITT, Rockwell, Allied Signal and other firms, he has been instrumental in growing manufacturing based businesses, contracting logistical support functions for the military, and developing an environmental products business. He holds a BS in Industrial Engineering/ Management from Clemson University and an MBA from the University of Iowa.

           *                         *                          *

     Mr. Allen E. Bender served as the Company's Chief Executive Officer from April 1995 until February 2002. Mr. Bender is currently a member of the Company's Board of Directors. Prior to this employment and for a number of years he was an independent management consultant specializing in management, marketing, and computer systems. He is a retired Naval officer having served 22 years as a medical technician and hospital administrator. He holds an MS in Financial Management from George Washington University.

THE BOARD OF DIRECTORS AND COMMITTEES

     The Company's Directors generally meet quarterly. Additionally, the By-Laws provide for special meetings and, as also permitted by Maryland law, Board action may be taken without a meeting upon unanimous written consent of all Directors. Board members who are not employed by the Company receive a maximum of $750 for each Board meeting attended. In 2001 the Board held four meetings; the entire membership of the Board was present at all of the meetings except two where one director was absent.

     The Board of Directors has two standing Committees: the Audit Committee and the Compensation Committee. The Audit Committee, established by resolution of the Board, is vested with the following duties and powers: (1) to recommend to the Board the independent public accountants to audit the books and records of the Company; (2) to review the recommendations of the independent public accountants with respect to accounting methods and internal controls, and to advise the Board with respect thereto; (3) to examine the scope and extent of the audit conducted by the independent public accountants and to advise the Board with respect thereto; and (4) such other functions and responsibilities as may be assigned by the Board. Mark Hammond was the sole member of the Audit
Committee and attended all six meetings the Committee held in 2001.

     The   Compensation   Committee   recommends   to  the  Board  of  Directors
compensation,  including incentive compensation, for principal executives of the
Company.  Stephen  Day was the sole  member of the  Compensation  Committee  and attended all six meetings the Committee held in 2001.

EXECUTIVE COMPENSATION AND OTHER REMUNERATION OF MANAGEMENT

     The following table sets forth the aggregate cash compensation paid to the Company's former Chief Executive Officer for services rendered during each of the last three fiscal years. No other Company officer, director, or employee received total compensation in excess of $100,000 for any of such years.

---------------------------------------------------------------------------------------------------------------------------
                                                SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------
                                                                        Long Term Compensation
------------------------------------------------------------- -------------------------------------------- ----------------
                                 Annual Compensation                       Awards                Payouts
------------------------ ------------------------------------ --------------------------------- ---------- ----------------
     (a)          (b)      (c)       (d)          (e)             (f)              (g)             (h)           (i)
--------------- -------- --------- -------- ----------------- ------------ -------------------- ---------- ----------------
                                                               Restricted      Securities
   Name and                                   Other Annual       Stock        Underlying           LTIP        All Other
  Principal              Salary     Bonus     Compensation       Award(s)   Options/SARs (#)**    Payouts     Compensation
   Position      Year      ($)       ($)          ($)              ($)                              ($)           ($)
--------------- -------- --------- -------- ----------------- ------------ -------------------- ---------- ----------------
    Allen       1999      60,000      0            0                0            250,000             0             0
   Bender,      2000      66,000   14,000          0                0            150,000             0             0
     CEO        2001      82,592      0         30,462*             0            125,000             0             0

--------------- -------- --------- -------- ----------------- ------------ -------------------- ---------- ----------------

-------------
* Represents previously accrued salary actually paid in 2001.
** Mr. Bender was granted stock options to purchase Company Common Stock, vesting upon his service as President, in the indicated amounts for each of the years presented. Mr. Bender's employment with the Company ended in February 2002 and the 2000 and 2001 options reflected above terminated at that time in accordance with their terms.


     The following table sets forth for each of the persons named in the Summary
Compensation  Table  certain  information  with  respect to options to  purchase
Common Stock granted during 2001.

                                                STOCK OPTIONS GRANTS
                                       FOR FISCAL YEAR ENDED DECEMBER 31, 2001
                                           Number of
                                          Securities
                                          Underlying         % Of Total Options/
                                            Options            SARs Granted to         Exercise or
                                            Granted             Employees in           Base Price       Expiration
           Name                               (#)                Fiscal Year             ($/Sh)            Date
======================================================================================================================
Allen Bender, CEO                          125,000*                  14%                 $0.1325        3/5 years**
----------------------------------------------------------------------------------------------------------------------

* Represents 75,000 options awarded for service as CEO and 50,000 options awarded for service as a director.
** Sixty percent (75,000 option shares) of such options vests over three years from the date of grant and the 40% balance (50,000 option shares) vests over five years from the date of grant.


     The following table sets forth for each of the persons named in the Summary Compensation Table certain information with respect to stock options to acquire Company Common Stock during 2001.


 AGGREGATED OPTION/SAR EXERCISES AND FY-END OPTION/SAR VALUES TABLE FOR FISCAL
                          YEAR ENDED DECEMBER 31, 2001


                                                                            Number of
                                                                            Securities                Value of
                                                                            Underlying               Unexercised
                                                                           Unexercised              In-the-Money
                                                                            Options at               Options at
                                                                            FY-End (#)              FY-End($)**
                                      Shares
                                   Acquired on           Value              Exercisable/            Exercisable/
             Name                  Exercise (#)      Realized ($)*         Unexercisable           Unexercisable
======================================================================================================================
Allen Bender, CEO                    350,000            $20,750              0/625,000                 $0/$0
----------------------------------------------------------------------------------------------------------------------

* Based upon an actual per share market value of $0.115 as of the exercise date and an average per share exercise price of $0.0557.
** No unexercised stock options are "in the money" as of December 31, 2001, based on the closing price of the Common Stock on the OTC Bulletin Board as of that date of $0.25.

     No stock appreciation rights (SARs) have been awarded under the Company's 1998 Incentive Stock Option Plan (the "Plan").

OTHER REMUNERATION OF MANAGEMENT

     Three management employees received salaries in 2001. They are the former CEO, the former President, and the Vice President. Incumbents, current remuneration, and year 2001 remuneration for these three positions are as follows:

     CEO - Allen E. Bender
     ---------------------

     Mr. Bender served as CEO from April 1995 to February 2002. He held the additional position of President until January 15, 2001 for which he received no pay. Since April 1995, Mr. Bender has also served as a director, and has received the same director remuneration as other directors.

     Mr. Bender's annual base salary for 2001 was $82,800 per year (for the first five months) and $72,000 (for the second five months). Mr. Bender was also granted an incentive stock option for service as the CEO for 75,000 shares which expires in 3 years. One third of the option is conditioned upon his continued employment for one year, and another third requires his continued employment for two years. Mr. Bender was authorized a cash bonus of $14,400 by the Board in December 2001. Mr. Bender's total cash salary for 2001 was $80,477.

     President - Keith L. Davis
     --------------------------

     Mr. Davis was employed as President effective January 15, 2001, and resigned December 31, 2001.

     Mr. Davis' annual salary was $95,000. He was also granted an incentive stock option for 200,000 shares. The option was granted at market, and expires in three years. One half of the option is conditioned upon his service for one year.

     Vice President - Charles L. Sample
     ----------------------------------

     Mr. Sample has served as Vice President since April 1995. During this same period he has also served as either Secretary, Treasurer or Assistant Secretary/Treasurer for which he received no additional pay. He has also served as a director during this period, and has received the same remuneration as other directors.

     Mr. Sample's base salary for the year 2001 was $69,000. Mr. Sample was also granted an incentive stock option for 50,000 shares. The option was granted at market, is subject to his continued employment, and expires in three years. Mr. Sample was paid a sales bonus of $15,000 during the year, and was authorized a cash bonus of $40,000 by the Board in February 2002. His total cash salary for 2001 was $85,327.

     Mr. Sample's salary was increased by the Board to $69,000 effective January 1, 2001, and currently remains at this amount.

     The Company has adopted a 1998 Qualified Stock Option Plan (the "Plan"), pursuant to which a total of 6,000,000 shares are reserved for issuance. The Plan provides for the award of both options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons or consultants, including those who are not employees. The Plan also provides for grants of other equity-denominated awards. Historically, awards under the Plan have been used largely as remuneration for Board members. Except for one grant to a consultant, the remaining grants have been made to key employees of the Company. Management believes that the availability of stock options and other equity-based awards to attract, retain, and motivate management and key employees is critical to the future success of the Company. The Plan is administered by the full Board of Directors.

     The following table sets forth the grants of options under the Plan which have been made to Board members as remuneration for their Board service. Historically, the standard grant has been a stock option to purchase 100,000 shares of stock, granted at market price on the day of organizational meeting of the new Board. In 2001, the grant under the Plan to each Board member consisted of both a stock option to purchase 50,000 shares of stock, granted at market price on the day of organizational meeting of the new Board, and an outright award of 50,000 additional shares of stock, granted on the date of the Board's organizational meeting. These grants have been issued as payment to Board members for their service on the Board.

     Allen Bender          350,000   Payment for four terms on the Board
     Joseph J. Borkoski    450,000   Initial election, payment for four terms on
                                     the Board
     Joseph J. Duffy       450,000   Initial election, payment for four terms on
                                     the Board
     Mark Hammond          350,000   Payment for four terms on the Board
     Charles Sample        300,000   Payment for three terms on the Board
     Stephen Day            50,000   Payment for one term on the Board

     The four terms were 1998-1999,  1999-2000,  2000-2001 and 2001-2002.  Total options granted to all Board members for years of service is 2,250,000.

     The  following  table lists the grants of options under the Plan which have
been  made  to  Management   as  a  performance   incentive  and  as  additional
remuneration for their services.

     Allen Bender          375,000
     Charles Sample        199,000
     Keith Davis           200,000

     These options represent grants made from 1999 through 2001. No employee options were granted in 1998. Total Management Employee options granted under the Plan are 774,000. Their salaries for 2000 and 2001 are presented in a preceding section.

     The following table lists the grants of options under the Plan which have been made to Key Employees as a performance incentive and as additional remuneration for their services.


     Jerry Griffith        204,000
     Scott Arnold           75,000
     Richard Esser          87,000
     June Napora            63,000
     Lester Gaines          48,000
     Margaret Griffith      15,000
     Thomas Mattis          15,000
     Gary Gosset            75,000
     William Coleman        75,000
     Glen Howard            75,000

     These options represent grants made in 2000 and 2001. Total key employee options granted under the Plan are 732,000.

     An option for 100,000 shares was granted to a consultant as compensation for services rendered.

     A summary of all options granted under the Plan is as follows:

     Board Remuneration                  2,250,000
     Management Incentives                 574,000
     Key Employees Incentives              732,000
     Consultant                            100,000
     Officer Incentive                     200,000
     ---------------------------------------------

     Total Options Granted:              3,856,000

     The Board of Directors believes that all of these options and awards were in the best interest of the Company and its stockholders, and represent prudent use of working capital and assets. The Board continues to believe that stock options are an important tool in attracting, retaining, and motivating essential personnel and management resources. The Board expects that future compensation will include a larger cash component, and it will rely less on stock options as the only form of remuneration. However, the Board is convinced that continued growth of the Company will be supported and enhanced by availability and use of options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of May 1, 2002, the number of shares of the Company's voting securities owned to the knowledge of the Company, by each beneficial owner of more than 5% of such voting security, by each officer and director, nominees for director and by all officers and directors of the Company as a group. The percentages have been calculated by treating as outstanding for purposes of calculating the percentage ownership of a particular person, all shares of the Company's Common Stock outstanding as of such date and all such shares issuable to such person in the event of the exercise of the person's options or warrants, if any, exercisable at such date or within 60 days thereafter.

Name and Address                       Amount of                 Percentage of
of Beneficial Ownership          Beneficial Ownership          Voting Securities

Allen E. Bender                      1,823,000(1)                    6.61%
2411 Pimpernel Drive
Waldorf, MD 20603

Joseph J. Borkoski                     500,000(2)                    1.80%
1077 Old County Road
Severna Park, MD 21146

Stephen A. Day                         100,000(3)                    0.36%
11750 Tysons Boulevard
McLean, VA 22106

Richard V. Priddy                      125,000(4)                    0.45%
6507 Darnall Road
Baltimore, MD 21204

Joseph J. Duffy                        500,000(5)                    1.80%
1077 Old County Road
Severna Park, MD 21146

Mark N. Hammond                        575,000(6)                    2.08%
2303 Alstead Lane
Bowie, MD 20716

Charles L. Sample                      924,000(7)                    3.35%
11615 Bonaventure Drive
Upper Marlboro, MD 20772

All Officers and Directors           4,547,000(8)                   16.45%
as a group (8 persons)
----------------

(1)  Includes options for 250,000 shares.
(2)  Includes options for 250,000 shares.
(3)  Includes options for 50,000 shares.
(4) Represents options for 125,000 shares. Mr. Priddy was named President and CEO in February 2002.
(5)  Includes options for 250,000 shares.
(6)  Includes options for 250,000 shares.
(7)  Includes options for 749,000 shares.
(8)  Includes options for 2,024,000 shares.

ARRANGEMENTS FOR CHANGE IN CONTROL

     There are no existing arrangements which would result in a change in control of the Company.

SIGNIFICANT EMPLOYEES

     During 2001 there were no employees essential to the Company's activities.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     There are no transactions, or series of similar transactions, either during 2001 or currently any proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer 5% stockholder or any immediate family member of any of the foregoing had, or will have, a direct or indirect material interest.

     There are no known family relationships between any of the Company's officers or directors.

LEGAL PROCEEDINGS

     No officer or director was known to be involved in any legal proceeding involving bankruptcy, criminal activity, securities or banking issues, or commodities violations.

COMPLIANCE WITH EXCHANGE ACT SECTION 16(A)

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (the "Reporting Persons"), to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16(a)-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that reports required by Section 16(a) of the Exchange Act of its directors and officers were filed as required.

PROPOSAL TWO:  RATIFICATION OF GILLIAND AND ASSOCIATES, P.C. AS COMPANY AUDITOR

     The Board of Directors has voted to retain the firm of Gilliland & Associates, P.C., to perform an audit of the Company's financial operations for fiscal year 2001, subject to the approval of stockholders. Accordingly, the stockholders will be asked to vote to ratify the retention of the firm of Gilliland & Associates, P.C. for the year 2001. This audit is to comply with all SEC requirements, and will enable the Company to report to the SEC in compliance with all applicable law and regulations.

     The 2001 audit has been completed, and has been included in the Company's SEC Form 10-KSB submitted to the SEC and provided to all Company stockholders of record together with this Proxy Statement.

MANAGEMENT RECOMMENDS A VOTE FOR THIS PROPOSAL AND, UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION.

RELATIONSHIP WITH INDEPENDENT AUDITORS

     The aggregate fees billed by Gilliland & Associates, P.C. for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year were $77,102.

     During the year ended December 31, 2001, Gilliland & Associates, P.C. did not provide the Company with any services related to financial information systems design and implementation.

     The Company estimates that the aggregate fees for all other services rendered by Gilliland & Associates, P.C. during the year ended December 31, 2001 were $5,267. These fees relate principally to preparation of the Company's tax returns.

RECENT AMENDMENT OF COMPANY BY-LAWS

     As part of a critical review of its corporate governance arrangements, in April 2002 the Company's Board of Directors amended the Company's By-Laws. Since the By-Laws had not been reviewed or revised for a number of years, such review was undertaken in order to update the By-Laws due to changes in relevant corporate law, to clarify and enhance the integrity of its provisions and to conform the By-Laws to accepted preferred corporate governance practices.

     The recent amendments to the Company's By-laws include a change increasing the maximum period of advance notice that the Company must provide to stockholders of a stockholders' meeting from 50 to 90 days. Similarly, the maximum period of time that the Company's share transfer books may be closed for purposes of determining the stockholders entitled to notice and vote has also been increased from 50 to 90 days. Additionally, the minimum number of requesting shares in order to call a special stockholders' meeting has been increased from 10% of all outstanding voting shares to a majority of all outstanding voting shares.

     No stockholder action is required with respect to these By-Law changes and the above explanation is included herein solely as an informational matter.

OTHER BUSINESS

     Company management does not know of any other matters that will come before the 2002 Annual Meeting. If any other matters are properly brought before the Annual Meeting, or if any of the persons named as nominees for election as directors should decline or be unable to serve as a director, the persons named as Proxies are authorized to vote the shares as they see fit and will act according to their best judgment. Except as the Board of Directors may otherwise permit, no business shall be conducted at the Annual Meeting except as described above. If the chairman of the Annual Meeting determines that any business was not properly brought before the Annual Meeting, the chairman will announce this at the Annual Meeting and the business will not be conducted. If any other business does properly come before the Annual Meeting the proxy holders will vote on such matters according to their discretion.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     Any proposal subject to Rule 14a-8 which a stockholder wishes to have presented at the next Annual Meeting of Stockholders, currently expected to be held during June 2003, must be received at the office of the Company at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769 no later than December 13, 2002. In order for a Stockholder proposal submitted outside Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposals must be received by the Company no later than January 1, 2003.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 accompanies this Proxy Statement. Additional copies of this report may be obtained by written request to the Secretary at the address indicated below.

REFERENCE DOCUMENTS

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE SECRETARY, TVI CORPORATION, 7100 HOLLADAY TYLER ROAD, GLENN DALE, MARYLAND 20769. THE FORM 10-KSB IS NOT PART OF THIS PROXY STATEMENT OR THE PROXY SOLICITATION MATERIALS.

DETACH HERE

                                 TVI CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) each of Stephen A. Day and Richard V. Priddy (the "Proxy Committee") or either of them as proxies, with full power of substitution, to vote as directed all Shares of TVI Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of TVI Corporation to be held at the Company's headquarters located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769. This Proxy authorize(s) each of them to vote at his discretion on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. If this Proxy contains no specific voting instructions, my (our) Shares will be voted in accordance with the recommendation of the Board of Directors. The Proxy Committee may appoint one or more substitute proxy agent(s) to exercise the authority granted to it by this Proxy and the undersigned hereby approves such appointment. The terms of this Proxy shall be binding upon the successors and assigns of the Stockholder or any transferee of any Shares to which it relates at anytime. By executing this proxy, the undersigned expressly consents to and authorizes the execution and delivery of this Proxy by facsimile transmission or other comparable means.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

/X/      Please mark your votes
         as in this example

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all Company nominated directors.

         The Board of Directors recommends a vote FOR election of directors.

                                            FOR ALL           WITHHELD FOR ALL
 (except as marked)

1.       Election of                         /  /                  /  /
Joseph J. Borkoski,  Stephen A. Day,
Joseph J. Duffy,  Mark N. Hammond
and Richard V. Priddy
as Directors for a one-year term
ending at the 2003 Annual Meeting

To withhold authority to vote for any individual nominee, write that nominee's name in the line below:_________________________________________________________

2. Confirm Gilliland & Associates, P.C. as independent auditors for the Company for 2001. (The Board of Directors Favors a Vote For Approval.)

                  APPROVE           DISAPPROVE       ABSTAIN
                   /  /               /  /            /  /


SIGNATURE(S):               DATED:

_________________________   ____________________, 2002

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

The signer hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting or any adjournments thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.